Accounts and Notes Receivable, Net - Schedule of Accounts, Notes, Loans, and Financing Receivable (Detail) - Successor [Member] - USD ($) $ in Millions	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Balance Sheet Components [Line Items]
Accounts receivable-trade, net	$ 664.1	$ 638.3	$ 637.5
Notes receivable	42.9	45.5	44.7
Other	126.0	136.6	183.7
Total	$ 833.0	$ 820.4	$ 865.9